Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


VALUE-EQUITY








Annual Report 2002
--------------------------------------------------------------------------------
                        DELAWARE GROWTH AND INCOME FUND












[LOGO] POWERED BY RESEARCH.(SM)

Table
       OF CONTENTS

Letter to Shareholders                      1
Portfolio Management Review                 2
New At Delaware                             4
Performance Summary                         5
Financial Statements:
   Statement of Net Assets                  6
   Statement of Operations                  8
   Statements of Changes
     in Net Assets                          9
   Financial Highlights                    10
   Notes to Financial
     Statements                            14
   Report of Independent
     Auditors                              17
Board of Trustees/Officers                 18

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
       POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                           Delaware Growth and Income Fund
       TO SHAREHOLDERS                           December 10, 2002

Recap of Events

The U.S. stock market has endured a very difficult year. Despite indications of a gradual economic rebound from the recession of 2001, uncertainty over the pace of the economic recovery as well as the stories of corporate malfeasance led to selling pressures through much of 2002. The ongoing threat of terrorism and possible conflict with Iraq have added to the sense of negativity that stifled market returns during the year. The bear market made new lows in July and October, although stocks rallied off each of those lows and were trending upward as of November 30, 2002.

Major U.S. stock market indexes are on their way to a third successive calendar year of losses and hit five-year lows in October. Delaware Growth and Income Fund returned -18.86% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended November 30, 2002. The Fund underperformed the -16.51% drop of its benchmark, the Standard & Poor's (S&P) 500 Index, over the same period. On a relative basis, value-style investing suffered less than the overall market.

Market indexes enjoyed a sharp rebound from October 9 through the end of November, as investors may have finally gone through the long-awaited capitulation that is typical of market bottoms. During these seven weeks, the Dow Jones Industrial Average gained +22%, the S&P 500 Index rose +20%, and the Nasdaq Composite Index climbed +32% (Source: Lipper Inc.). Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the modestly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Market Outlook

Despite ongoing concerns about a possible showdown with Iraq, the market is experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the market appears ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for steadily rising corporate profitability in 2003. In light of this outlook, we see very attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late. There remain some concerns with certain stocks, but we believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


Total Return
For the period ended November 30, 2002                                 One Year

Delaware Growth and Income Fund-- Class A Shares                        -18.86%
Lipper Large-Cap Value Funds Average (422 funds)                        -14.38%
Standard & Poor's 500 Index                                             -16.51%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 5. The Lipper Large-Cap Value Funds Average represents the average return of large-cap value funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an iindex. Past performance is not a guarantee of future results.

Portfolio                                        Delaware Growth and Income Fund
       MANAGEMENT REVIEW                         December 10, 2002


Fund Managers

John B. Fields
Senior Portfolio Manager

Robert L. Arnold
Senior Portfolio Manager

The Fund's Results

Throughout most of the year, we positioned the Fund to benefit from a modest economic recovery. Although the economy did expand throughout the year, other unfortunate events dominated news headlines, including a string of corporate scandals, large company bankruptcies, a crisis of investor confidence, and the build up to a possible conflict with Iraq.

As a result, investors' sense of risk increased and stock valuations in general dropped. In cases where a specific stock had anything questionable about its fundamentals -- capital structure or governance policies -- its valuation tended to drop even more significantly, as investors seemed to adopt a "sell first, ask questions later" approach.

Delaware Growth and Income Fund seeks to invest in companies that have higher growth rates than the overall market and that trade at discounts to the market and their sector. Because many of these stocks have had smooth and consistent earnings growth, they came under increased scrutiny in this highly suspicious environment.

For the fiscal year ended November 30, 2002, Delaware Growth and Income Fund returned -18.86% (Class A shares at net asset value with distributions reinvested). By comparison, the Lipper Large Cap Value Funds Average lost -14.38% and the S&P 500 Index fell -16.51% during the same period.

Portfolio Highlights

In this nervous environment, several of the Fund's large holdings, which have traditionally been very good performing stocks, turned out to be some of the portfolio's worst performers. The list included Citigroup, American International Group (AIG), and General Electric. This was due in part to complex balance sheets and, in some cases, a lack of sufficient disclosure.

The Fund was unable to completely dodge scandal-tainted stocks. Tyco International was our worst performer of the fiscal year and has been liquidated from the portfolio. In healthcare, Bristol-Myers Squibb was down significantly as investors factored for expiring patents on key products and questioned whether cost-cutting measures could be sustained. In energy, El Paso Corporation was negatively affected when the market for energy wholesaling, which was created by Enron, became tainted. Coupled with the deteriorating condition of its energy trading and refining operations, we sold off this position.

Other stocks fell unfairly in our view. AIG declined significantly based on its complex balance sheet and disclosure that was perceived by the market as inadequate. We feel, however, that AIG has proven itself through the decades as one of the best-positioned and well-managed financial services companies in the world. It remains a top holding of the Fund. We also feel very positive about Citigroup and International Business Machines (IBM) despite the declines in their stocks. We believe Citigroup is well-suited to weather the current scandal-ridden environment and to continue seeking superior earnings growth. IBM is a leader in outsourcing, information technology services, and consulting, all of which are global growth businesses.

Some stocks did perform well in this difficult environment. 3M became a leader among capital goods companies, along with Caterpillar and Deere & Co. Caterpillar weathered a slowdown in construction equipment spending and posted positive returns throughout the year. Deere is enjoying an upturn in the agricultural economy. For the communication services sector, where the portfolio continues to be underweighted, the Fund enjoyed a sound return from the stock of Alltel, the fifth largest wireless telecommunications company in the U.S.

In the banking and finance sector, Morgan Stanley Dean Witter proved that a company making its living in the capital markets can still perform well despite challenging times. XL Capital Ltd.-- Class A, a property and casualty insurer, withstood the post-September 11 period and has benefited from higher prices within the insurance industry.

Market Outlook

We continue to be positioned for modest economic growth. However, we also hold a fair number of stocks that are not economically sensitive, which we expect will offer the Fund protection in the event of a war with Iraq. We continue to emphasize stocks that have a high level of free cash flow and low valuations, along with above-average earnings growth potential. Overall, we are favorable towards stocks in the capital goods, financial services, and technology sectors. Moving forward, we are optimistic for continued economic growth as well as rising equity prices in 2003, and believe our widely diversified portfolio is well-suited for such an environment.

Top 10 Holdings
As of November 30, 2002

                                                                   Percentage
Company                            Sector                         of Net Assets
--------------------------------------------------------------------------------
1.  Citigroup                      Banking & Finance                   2.89%
--------------------------------------------------------------------------------
2.  Bank of America                Banking & Finance                   2.53%
--------------------------------------------------------------------------------
3.  Exxon Mobil                    Energy                              2.52%
--------------------------------------------------------------------------------
4.  International Business
      Machines                     Computers & Technology              2.07%
--------------------------------------------------------------------------------
5.  J.P.MorganChase                Banking&Finance                     2.05%
--------------------------------------------------------------------------------
6.  SBC Communications             Telecommunications                  1.91%
--------------------------------------------------------------------------------
7.  American International
      Group                        Insurance                           1.85%
--------------------------------------------------------------------------------
8.  Marsh & McLennan               Insurance                           1.82%
--------------------------------------------------------------------------------
9.  XL Capital Ltd.--              Insurance                           1.77%
      Class A
--------------------------------------------------------------------------------
10. ChevronTexaco                  Energy                              1.75%
--------------------------------------------------------------------------------

Top 10 Sectors
As of November 30, 2002

                                                                    Percentage
Sector                                                            of Net Assets
--------------------------------------------------------------------------------
1.  Banking & Finance                                                19.93%
--------------------------------------------------------------------------------
2.  Energy                                                            9.45%
--------------------------------------------------------------------------------
3.  Healthcare & Pharmaceuticals                                      9.02%
--------------------------------------------------------------------------------
4.  Insurance                                                         8.19%
--------------------------------------------------------------------------------
5.  Electronics & Electrical Equipment                                8.14%
--------------------------------------------------------------------------------
6.  Computers & Technology                                            7.66%
--------------------------------------------------------------------------------
7.  Utilities                                                         4.37%
--------------------------------------------------------------------------------
8.  Food, Beverage & Tobacco                                          4.22%
--------------------------------------------------------------------------------
9.  Consumer Products                                                 4.02%
--------------------------------------------------------------------------------
10. Leisure, Lodging & Entertainment                                  4.02%
--------------------------------------------------------------------------------

New
       AT DELAWARE

--------------------------------------------------------------------------------

It's almost                                 [GRAPHIC OMITTED E:DELIVERY LOGO]
        TAX TIME AGAIN

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

get ready for tax season. register for account access today!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need
assistance, call the Shareholder Service Center at 800 523-1918
Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
--------------------------------------------------------------------------------

Delaware
       GROWTH AND INCOME FUND

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks capital appreciation with
current income as a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$488.38 million
--------------------------------------------------------------------------------
Number of Holdings:
78
--------------------------------------------------------------------------------
Fund Start Date:
August 27, 1986
--------------------------------------------------------------------------------
Your Fund Managers:
John B. Fields has 30 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a CFA charterholder.

Robert L. Arnold holds a bachelor's degree in economics from Carnegie Mellon University and an MBA from the University of Chicago. Before joining Delaware Invesments in 1992, he was involved with strategic analysis for the Office of the Chairman at Chemical Banking Corporation.
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A DEDTX
Class B DEOBX
Class C DTRCX

Fund Performance
Average Annual Total Returns
Through November 30, 2002      Lifetime     10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/27/86)
Excluding Sales Charge           +8.96%     +7.75%       -2.70%       -18.86%
Including Sales Charge           +8.56%     +7.11%       -3.84%       -23.53%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge           +6.23%                  -3.38%       -19.47%
Including Sales Charge           +6.23%                  -3.70%       -22.69%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge           +3.81%                  -3.38%       -19.51%
Including Sales Charge           +3.81%                  -3.38%       -20.32%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/27/86), 10-year, five-year, and one-year periods ended November 30, 2002 for Delaware Growth and Income Fund's Institutional Class shares were +9.14%, +8.04%, -2.40%, and -18.63%, respectively. The Institutional Class shares were first made available on July 26, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to July 26, 1993 is based on Class A performance adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The SEC 30-day yields for Class A, B, C, and Institutional Class shares were 0.87%, 0.28%, 0.28%, and 1.21%, respectively, as of November 30, 2002.

Nasdaq Institutional Class symbol: DERIX

Performance of a $10,000 Investment
November 30, 1992 through November 30, 2002

                   Delaware Growth and
                   Income Fund Class A
                         Shares                     S&P 500 Index

Nov-92                  $9,427                         $10,000
Nov-93                 $10,816                         $11,010
Nov-94                 $10,811                         $11,120
Nov-95                 $14,561                         $15,223
Nov-96                 $18,185                         $19,455
Nov-97                 $22,790                         $25,000
Nov-98                 $25,685                         $30,900
Nov-99                 $25,173                         $37,327
Nov-00                 $25,074                         $37,311
Nov-01                 $24,500                         $32,759
Nov-02                 $19,879                         $27,353

Chart assumes $10,000 invested on November 30, 1992, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Growth and Income Fund
        OF NET ASSETS                            November 30, 2002

                                                       Number of        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
Common Stock - 98.56%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.37%
   Honeywell International                              259,200      $ 6,705,504
                                                                      ----------
                                                                       6,705,504
                                                                      ----------
Automobiles & Automotive Parts - 0.88%
  *General Motors                                        108,700       4,315,390
                                                                      ----------
                                                                       4,315,390
                                                                      ----------
Banking & Finance - 19.93%
   Bank of America                                        76,048      12,337,444
   Bank of New York                                      177,300       5,381,055
   Charter One Financial                                 152,900       4,602,290
   Citigroup                                             362,600      14,097,887
   FleetBoston Financial                                 147,400       3,998,962
   Freddie Mac                                           144,800       8,346,272
   Goldman Sachs Group                                    82,000       6,467,340
   Household International                               212,200       6,090,140
   J.P.Morgan Chase                                      396,950       9,991,232
   Mellon Financial                                      176,800       5,312,840
   Morgan Stanley Dean Witter                            124,300       5,623,332
   PNC Financial Services Group                           86,800       3,662,960
   U.S. Bancorp                                          231,900       5,078,610
   Wells Fargo                                           137,200       6,340,012
                                                                      ----------
                                                                      97,330,376
                                                                      ----------
Cable, Media & Publishing - 1.25%
   Gannett                                                85,800       6,113,250
                                                                      ----------
                                                                       6,113,250
                                                                      ----------
Chemicals - 3.10%
   Air Products & Chemicals                               80,800       3,572,976
   Dow Chemical                                          252,000       8,038,800
   Rohm & Haas                                           100,300       3,549,617
                                                                      ----------
                                                                      15,161,393
                                                                      ----------
Computers & Technology - 7.66%
   First Data                                            205,500       7,118,520
   Hewlett-Packard                                       367,400       7,156,952
   International Business Machines                       116,300      10,129,730
  +Microsoft                                             101,000       5,827,700
  +Oracle                                                591,100       7,164,132
                                                                      ----------
                                                                      37,397,034
                                                                      ----------
Consumer Products - 4.02%
   3M                                                     41,100       5,336,835
   Kimberly-Clark                                        124,800       6,279,936
   Newell Rubbermaid                                     251,900       7,990,268
                                                                      ----------
                                                                      19,607,039
                                                                      ----------
Electronics & Electrical Equipment - 8.14%
   Eaton                                                  63,800       4,840,506
   Emerson Electric                                       79,300       4,135,495
   General Electric                                      269,700       7,308,870
   Intel                                                 290,000       6,043,600
  +National Semiconductor                                260,900       5,296,270
   Raytheon                                              159,000       4,638,030

                                                       Number of        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Electronics & Electrical Equipment (continued)
   Rockwell International                                 146,900    $ 3,092,245
   Texas Instruments                                      218,000      4,383,980
                                                                     -----------
                                                                      39,738,996
                                                                     -----------
Energy - 9.45%
   Baker Hughes                                           156,800      5,133,632
  +BJ Services                                             25,600        856,320
  *BP Amoco ADR                                           110,900      4,348,389
   ChevronTexaco                                          127,400      8,539,622
   Exxon Mobil                                            353,654     12,307,159
   Kerr-McGee                                             138,500      6,267,125
   Occidental Petroleum                                   130,600      3,637,210
  *Royal Dutch Petroleum                                  116,500      5,073,575
                                                                     -----------
                                                                      46,163,032
                                                                     -----------
Food, Beverage & Tobacco - 4.22%
   Anheuser-Busch                                          71,700      3,521,904
   General Mills                                          179,600      8,013,752
   PepsiCo                                                110,600      4,698,288
   Sysco                                                  149,600      4,401,232
                                                                     -----------
                                                                      20,635,176
                                                                     -----------
Healthcare & Pharmaceuticals - 9.02%
   Abbott Laboratories                                     95,000      4,159,100
   Baxter International                                   223,000      7,133,770
   Bristol-Myers Squibb                                   211,900      5,615,350
  *HCA                                                    165,600      6,653,808
  *Pharmacia                                              178,800      7,563,240
   Schering-Plough                                        228,500      5,177,810
   Wyeth                                                  201,700      7,751,331
                                                                     -----------
                                                                      44,054,409
                                                                     -----------
Industrial Machinery - 2.24%
   Caterpillar                                             87,600      4,371,240
   Deere & Co.                                            128,300      6,562,545
                                                                     -----------
                                                                      10,933,785
                                                                     -----------
Insurance - 8.19%
   American International Group                           138,900      9,049,335
   Chubb Corporation                                      138,700      8,127,820
   John Hancock Financial Services                        173,200      5,294,724
   Marsh & McLennan                                       188,800      8,911,360
   XL Capital Ltd. - Class A                              104,200      8,621,508
                                                                     -----------
                                                                      40,004,747
                                                                     -----------
Leisure, Lodging & Entertainment - 4.02%
   Darden Restaurants                                     172,700      3,735,501
   McDonald's                                             250,200      4,628,700
   Starwood Hotels & Resorts Worldwide                    141,400      3,581,662
   Walt Disney                                            389,300      7,715,926
                                                                     -----------
                                                                      19,661,789
                                                                     -----------
Metals & Mining - 1.01%
   Alcoa                                                  192,200      4,910,710
                                                                     -----------
                                                                       4,910,710
                                                                     -----------

Statement                                        Delaware Growth and Income Fund
       OF NET ASSETS (CONTINUED)


                                                       Number of        Market
                                                         Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Paper & Forest Products - 2.43%
   International Paper                                  185,790      $ 7,292,258
  *Weyerhaeuser                                          87,000        4,576,200
                                                                     -----------
                                                                      11,868,458
                                                                     -----------
Retail - 2.58%
   Sears Roebuck                                        255,200        7,069,040
   Target                                               158,500        5,512,630
                                                                     -----------
                                                                      12,581,670
                                                                     -----------
Telecommunications - 4.68%
   Alltel                                                99,500        5,480,460
   SBC Communications                                   328,011        9,348,314
   Verizon Communications                               191,672        8,027,223
                                                                     -----------
                                                                      22,855,997
                                                                     -----------
Utilities - 4.37%
   Dominion Resources                                   133,800        6,817,110
   FirstEnergy                                          138,100        4,375,008
   FPL Group                                             79,600        4,680,480
   Public Service Enterprise Group                      182,100        5,452,074
                                                                     -----------
                                                                      21,324,672
                                                                     -----------
Total Common Stock (cost $496,946,567)                               481,363,427
                                                                     -----------

                                                       Principal
                                                         Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 1.57%
--------------------------------------------------------------------------------
   With BNP Paribas 1.32%
        12/2/02 (dated 11/29/02,
        collateralized by $598,000
        U.S. Treasury Notes 4.25% due
        11/15/03, market value $614,881,
        $1,030,000 U.S. Treasury Notes
        3.00% due 11/30/03, market value
        $1,060,366, and $855,000 U.S.
        Treasury Bonds 12.00% due 5/15/05,
        market value $1,057,303)                    $2,677,000         2,677,000
   With J.P.Morgan Securities 1.30%
        12/2/02 (dated 11/29/02,
        collateralized by $2,359,000
        U.S. Treasury Bills due
        4/3/03, market value $2,349,065)             2,297,000         2,297,000

   With UBS Warburg 1.33%
        12/2/02 (dated 11/29/02,
        collateralized by $2,667,000
        U.S. Treasury Notes 3.00% due
        1/31/04, market value $2,736,987)            2,677,000         2,677,000
                                                                      ----------
Total Repurchase Agreements
   (cost $7,651,000)                                                   7,651,000
                                                                      ----------

Total Market Value of Securities - 100.13%
   (cost $504,597,567)                                            $ 489,014,427
Liabilities Net of Receivables and Other
   Assets - (0.13%)                                                    (630,732)
                                                                  -------------
Net Assets Applicable to 40,613,031
   Shares Outstanding - 100.00%                                   $ 488,383,695
                                                                  -------------
Net Asset Value -- Delaware Growth and Income Fund
   Class A ($339,318,069 / 28,145,709 Shares)                     $       12.06
                                                                  -------------

Net Asset Value -- Delaware Growth and Income Fund
   Class B ($88,109,265 / 7,398,151 Shares)                       $       11.91
                                                                  -------------
Net Asset Value -- Delaware Growth and Income Fund
   Class C ($19,132,252 / 1,609,843 Shares)                       $       11.88
                                                                  -------------
Net Asset Value -- Delaware Growth and Income Fund
   Institutional Class ($41,824,109 / 3,459,328 Shares)           $       12.09
                                                                  -------------

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
   (unlimited authorization--no par)                              $ 606,375,289
   Undistributed net investment income                                2,155,696
   Accumulated net realized loss on investments                    (104,564,150)
   Net unrealized depreciation of investments                       (15,583,140)
                                                                  -------------
   Total net assets                                               $ 488,383,695
                                                                  =============

* Security is fully or partially on loan. See Note 7 in "Notes to Financial Statements".

+  Non-income producing security for the year ended November 30, 2002.

Summary of Abbreviations:
ADR -- American Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware Growth and Income Fund
Net asset value A Class (A)                                              $12.06
Sales charge (5.75% of offering price, or 6.14%
   of amount invested per share) (B)                                       0.74
                                                                         ------
Offering price                                                           $12.80
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Growth and Income Fund
     OF OPERATIONS                               Year Ended November 30, 2002

Investment Income:
  Dividends                                                                                     $11,034,299
  Interest                                                                                          216,824
  Security lending income                                                                            90,856     $   11,341,979
                                                                                                -----------

Expenses:

  Management fees                                                                                 3,816,247
  Distribution expenses -- Class A                                                                1,243,614
  Distribution expenses -- Class B                                                                1,117,504
  Distribution expenses -- Class C                                                                  235,687
  Dividend disbursing and transfer agent fees and expenses                                        2,015,986
  Accounting and administration expenses                                                            259,566
  Reports and statements to shareholders                                                            152,431
  Registration fees                                                                                  43,800
  Professional fees                                                                                  37,547
  Trustees' fees                                                                                     26,445
  Custodian fees                                                                                     25,100
  Other                                                                                             161,636          9,135,563
                                                                                                -----------
  Less expenses paid indirectly                                                                                        (14,282)
                                                                                                                --------------
  Total expenses                                                                                                     9,121,281
                                                                                                                --------------
Net Investment Income                                                                                                2,220,698
                                                                                                                --------------

Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments                                                                                 (29,306,106)
  Net change in unrealized appreciation/depreciation of investments                                               (101,044,899)
                                                                                                                --------------
Net Realized and Unrealized Loss on Investments                                                                   (130,351,005)
                                                                                                                --------------

Net Decrease in Net Assets Resulting from Operations                                                            $ (128,130,307)
                                                                                                                ==============

See accompanying notes

Statements                                       Delaware Growth and Income Fund
     OF CHANGES IN NET ASSETS

                                                                                                         Year Ended
                                                                                               11/30/02                11/30/01
 Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                   $    2,220,698           $    2,211,617
   Net realized gain (loss) on investments                                                    (29,306,106)               9,506,186
   Net change in unrealized appreciation/depreciation of investments                         (101,044,899)             (30,378,464)
                                                                                           --------------           --------------
   Net decrease in net assets resulting from operations                                      (128,130,307)             (18,660,661)
                                                                                           --------------           --------------

 Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                   (1,870,784)                (412,041)
     Institutional Class                                                                         (345,204)                (115,035)
                                                                                           --------------           --------------
                                                                                               (2,215,988)                (527,076)
                                                                                           --------------           --------------

 Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                   28,930,298               43,388,629
     Class B                                                                                    9,269,882               24,924,069
     Class C                                                                                    4,638,930                8,050,614
     Institutional Class                                                                        9,136,337               20,211,017

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                    1,731,179                  380,371
     Institutional Class                                                                          345,204                  115,035
                                                                                           --------------           --------------
                                                                                               54,051,830               97,069,735
                                                                                           --------------           --------------
   Cost of shares repurchased:
     Class A                                                                                  (94,095,839)            (116,132,346)
     Class B                                                                                  (31,859,254)             (26,648,727)
     Class C                                                                                   (7,766,315)              (8,028,318)
     Institutional Class                                                                      (26,845,202)             (19,395,252)
                                                                                           --------------           --------------
                                                                                             (160,566,610)            (170,204,643)
                                                                                           --------------           --------------
Decrease in net assets derived from capital share transactions                               (106,514,780)             (73,134,908)
                                                                                           --------------           --------------
Net Decrease in Net Assets                                                                   (236,861,075)             (92,322,645)

Net Assets:
   Beginning of year                                                                          725,244,770              817,567,415
                                                                                           --------------           --------------
   End of year                                                                             $  488,383,695           $  725,244,770
                                                                                           ==============           ==============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth and Income Fund Class A
-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended

                                                             11/30/02   11/30/01    11/30/00  11/30/99     11/30/98
Net asset value, beginning of period                          $14.920    $15.290     $16.350   $19.120      $19.230

Income (loss) from investment operations:
Net investment income(1)                                        0.068      0.062       0.151     0.221        0.280
Net realized and unrealized gain (loss) on investments         (2.871)    (0.421)     (0.230)   (0.556)       1.930
                                                              -------    -------     -------   -------      -------
Total from investment operations                               (2.803)    (0.359)     (0.079)   (0.335)       2.210
                                                              -------    -------     -------   -------      -------

Less dividends and distributions from:
Net investment income                                          (0.057)    (0.011)     (0.213)   (0.235)      (0.240)
Net realized gain on investments                                   --         --      (0.768)   (2.200)      (2.080)
                                                              -------    -------     -------   -------      -------
Total dividends and distributions                              (0.057)    (0.011)     (0.981)   (2.435)      (2.320)
                                                              -------    -------     -------   -------      -------

Net asset value, end of period                                $12.060    $14.920     $15.290   $16.350      $19.120
                                                              =======    =======     =======   =======      =======

Total return(2)                                               (18.86%)    (2.29%)     (0.39%)   (2.00%)      12.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $339,318   $493,459    $577,400  $871,409   $1,006,642
Ratio of expenses to average net assets                         1.40%      1.30%       1.35%     1.20%        1.13%
Ratio of net investment income to average net assets            0.51%      0.40%       1.02%     1.28%        1.52%
Portfolio turnover                                                83%        98%         87%       94%          87%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth and Income Fund Class B
-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended

                                                             11/30/02   11/30/01    11/30/00  11/30/99     11/30/98
Net asset value, beginning of period                          $14.790    $15.250     $16.300   $19.090      $19.200

Income (loss) from investment operations:
Net investment income (loss)(1)                                (0.025)    (0.045)      0.047     0.100        0.151
Net realized and unrealized gain (loss) on investments         (2.855)    (0.415)     (0.224)   (0.560)       1.917
                                                              -------    -------     -------   -------      -------
Total from investment operations                               (2.880)    (0.460)     (0.177)    (0.460)      2.068
                                                              -------    -------     -------   -------      -------

Less dividends and distributions from:
Net investment income                                              --         --     (0.105)    (0.130)      (0.098)
Net realized gain on investments                                   --         --     (0.768)    (2.200)      (2.080)
                                                              -------    -------     -------   -------      -------
Total dividends and distributions                                  --         --     (0.873)    (2.330)      (2.178)
                                                              -------    -------     -------   -------      -------

Net asset value, end of period                                $11.910    $14.790     $15.250   $16.300      $19.090
                                                              =======    =======     =======   =======      =======

Total return(2)                                               (19.47%)    (2.95%)     (1.05%)   (2.72%)      11.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $88,109   $135,565    $141,911  $213,533     $218,584
Ratio of expenses to average net assets                         2.10%      2.00%       2.05%     1.90%        1.83%
Ratio of net investment income (loss) to average net assets    (0.19%)    (0.30%)      0.32%     0.58%        0.82%
Portfolio turnover                                                83%        98%         87%       94%          87%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth and Income Fund Class C
-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended

                                                             11/30/02   11/30/01    11/30/00  11/30/99     11/30/98
Net asset value, beginning of period                          $14.760    $15.210     $16.270   $19.050      $19.160

Income (loss) from investment operations:
Net investment income (loss)(1)                                (0.025)    (0.045)      0.047     0.100        0.153
Net realized and unrealized gain (loss) on investments         (2.855)    (0.405)     (0.234)   (0.550)       1.915
                                                              -------    -------     -------   -------      -------
Total from investment operations                               (2.880)    (0.450)     (0.187)   (0.450)       2.068
                                                              -------    -------     -------   -------      -------

Less dividends and distributions from:
Net investment income                                              --         --      (0.105)   (0.130)      (0.098)
Net realized gain on investments                                   --         --      (0.768)   (2.200)      (2.080)
                                                              -------    -------     -------   -------      -------
Total dividends and distributions                                  --         --      (0.873)   (2.330)      (2.178)
                                                              -------    -------     -------   -------      -------

Net asset value, end of period                                $11.880    $14.760     $15.210   $16.270      $19.050
                                                              =======    =======     =======   =======      =======

Total return(2)                                               (19.51%)    (2.96%)     (1.05%)   (2.71%)      12.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $19,132    $27,576     $28,350   $45,026      $48,683
Ratio of expenses to average net assets                         2.10%      2.00%       2.05%     1.90%        1.83%
Ratio of net investment income (loss) to average net assets    (0.19%)    (0.30%)      0.32%     0.58%        0.82%
Portfolio turnover                                                83%        98%         87%       94%          87%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Growth and Income Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended

                                                             11/30/02   11/30/01    11/30/00  11/30/99     11/30/98
Net asset value, beginning of period                          $14.960    $15.300     $16.370   $19.150      $19.260

Income (loss) from investment operations:
Net investment income(1)                                        0.108      0.108       0.196     0.273        0.346
Net realized and unrealized gain (loss) on investments         (2.875)    (0.423)     (0.235)   (0.553)       1.917
                                                              -------    -------     -------   -------      -------
Total from investment operations                               (2.767)    (0.315)     (0.039)   (0.280)       2.263
                                                              -------    -------     -------   -------      -------

Less dividends and distributions from:
Net investment income                                          (0.103)    (0.025)     (0.263)   (0.300)      (0.293)
Net realized gain on investments                                   --         --      (0.768)   (2.200)      (2.080)
                                                              -------    -------     -------   -------      -------
Total dividends and distributions                              (0.103)    (0.025)     (1.031)   (2.500)      (2.373)
                                                              -------    -------     -------   -------      -------

Net asset value, end of period                                $12.090    $14.960     $15.300   $16.370      $19.150
                                                              =======    =======     =======   =======      =======

Total return(2)                                               (18.63%)    (2.07%)     (0.05%)   (1.68%)      13.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $41,824    $68,645     $69,906  $117,377     $112,381
Ratio of expenses to average net assets                         1.10%      1.00%       1.05%     0.90%        0.83%
Ratio of net investment income to average net assets            0.81%      0.70%       1.32%     1.58%        1.82%
Portfolio turnover                                                83%        98%         87%       94%          87%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                           Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS                       November 30, 2002

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charges declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Growth and Income Fund is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,282 for the year ended November 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes                                            Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At November 30, 2002, the Fund had liabilities payables to affiliates as follows:

Investment management fee payable to DMC                  $ 14,701
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC            101,313
Other expenses payable to DMC and affiliates                11,986

For the year ended November 30, 2002, DDLP earned $53,130 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $486,215,270 and sales of $590,489,926 of investment securities other than short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $515,373,307. At November 30, 2002, net unrealized depreciation was $26,358,880 of which $33,269,454 related to unrealized appreciation of investments and $59,628,334 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 were as follows:

                                    Year Ended

                          11/30/02            11/30/01
                         ----------           --------
Ordinary Income          $2,215,988           $527,076

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                          $606,375,289
Undistributed ordinary income                             2,155,696
Capital loss carryforwards                              (93,788,410)
Unrealized depreciation of investments                  (26,358,880)
                                                       ------------
Net assets                                             $488,383,695
                                                       ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follow: $69,792,803 expires in 2008 and $23,995,607 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year Ended
                                           11/30/02        11/30/01

Shares sold:
   Class A                                2,140,778       2,809,424
   Class B                                  682,031       1,612,985
   Class C                                  345,768         528,425
   Institutional Class                      679,327       1,297,950

Shares issued upon reinvestment of
   dividends and distributions:

   Class A                                  115,953          24,306
   Institutional Class                       23,122           7,350
                                         ----------      ----------
                                          3,986,979       6,280,440
                                         ----------      ----------
Shares repurchased:

   Class A                               (7,183,563)     (7,530,462)
   Class B                               (2,451,814)     (1,753,034)
   Class C                                 (604,713)       (523,089)
   Institutional Class                   (1,830,479)     (1,287,000)
                                         ----------      ----------
                                        (12,070,569)    (11,093,585)
                                         ----------      ----------
Net decrease                             (8,083,590)     (4,813,145)
                                         ==========      ==========

For the years ended November 30, 2002 and 2001, 14,586 shares valued at $170,564 and 0 shares valued at $0, respectively, converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Lines of Credit
The Fund, along with certain other funds in the Delaware Investment Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2002, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's

Notes                                            Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Securities Lending (continued)
Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 2002 were $11,795,247 and $12,066,925, respectively.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates distributions paid during the year as follows:

     (A)               (B)
  Long-Term         Ordinary
Capital Gains        Income          Total             (C)
Distributions     Distributions   Distributions    Qualifying
 (Tax Basis)       (Tax Basis)     (Tax Basis)    Dividends(1)
-------------     -------------   -------------   ------------
     --               100%            100%            100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Growth and
Income Fund

We have audited the accompanying statement of net assets of Delaware Growth and Income Fund (the "Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth and Income Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 3, 2003

Board of Trustees/Officers
Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                  Fixed-Income                             a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
       FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                        Affiliated Officers                     Contact Information
Walter P. Babich                         Jude T. Driscoll                        Investment Manager
Board Chairman                           President and Chief Executive Officer   Delaware Management Company
Citadel Constructors, Inc.               Delaware Management Holdings, Inc.      Philadelphia, PA
King of Prussia, PA                      Philadelphia, PA
                                                                                 International Affiliate
David K. Downes                          Richelle S. Maestro                     Delaware International Advisers Ltd.
President and Chief Executive Officer    Senior Vice President, Deputy General   London, England
Delaware Investments Family of Funds     Counsel and Secretary
Philadelphia, PA                         Delaware Investments Family of Funds    National Distributor
                                         Philadelphia, PA                        Delaware Distributors, L.P.
John H. Durham                                                                   Philadelphia, PA
Private Investor                         Michael P. Bishof
Gwynedd Valley, PA                       Senior Vice President and Treasurer     Shareholder Servicing, Dividend
                                         Delaware Investments Family of Funds    Disbursing and Transfer Agent
John A. Fry                              Philadelphia, PA                        Delaware Service Company, Inc.
President                                                                        2005 Market Street
Franklin & Marshall College                                                      Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                 For Shareholders
Anthony D. Knerr                                                                 800 523-1918
Consultant
Anthony Knerr & Associates                                                       For Securities Dealers and Financial
New York, NY                                                                     Institutions Representatives Only
                                                                                 800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                            Web site
National Gallery of Art                                                          www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(7066)                                                        Printed in the USA
AR-018 [11/02] VGR 1/03                                                    J8876